UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 6, 2020
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

Title of each class	Name of each exchange on which registered	Ticker Symbol
Common stock, $0.01 par value	New York Stock Exchange	ALK

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Director or Certain Officers

On January 6, 2020, Brandon S. Pedersen, Alaska Air Group’s principal financial officer, announced his intention to resign from his positions as Executive Vice President Finance and Chief Financial Officer of Alaska Air Group, Inc. (the “Company” or “Air Group”), and the Company’s wholly-owned subsidiary, Alaska Airlines, Inc. (“Alaska”). Mr. Pedersen will also resign from his position as Treasurer of Air Group, Alaska, and Horizon Air Industries, Inc. (“Horizon Air”). Mr. Pedersen will remain employed through March 2, 2020 to ensure a smooth transition to his successors.

Mr. Pedersen joined Alaska in 2003 and assumed the role of Chief Financial Officer in 2010.

(c)    Appointment of Certain Officers

On January 6, 2020, the Board of Directors of Air Group appointed Shane R. Tackett to succeed Brandon S. Pedersen as Executive Vice President Finance and Chief Financial Officer effective March 3, 2020. Mr. Tackett was also appointed Executive Vice President and Chief Financial Officer of Alaska, effective March 3, 2020. A copy of the press release announcing these elections is attached as Exhibit 99.1 and is incorporated by reference.
Mr. Tackett, age 41, joined Alaska in 2000 and most recently served as Executive Vice President Planning and Strategy at Alaska. Prior to that, he served in various roles at Alaska, including Senior Vice President Planning and Strategy (2018-2019), Vice President Revenue Management and E-commerce (2015-2018), and Vice President Labor Relations (2010-2015).
There are no arrangements or understandings between Mr. Tackett and any other person pursuant to which Mr. Tackett was appointed to serve as Executive Vice President Finance and Chief Financial Officer. There are no family relationships between Mr. Tackett and any director or executive officer of Air Group, and Mr. Tackett has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Tackett’s compensation remains subject to the approval of the Compensation and Leadership Development Committee of the Air Group Board of Directors and will be disclosed by an amendment to this Form 8-K following such approval.

ITEM 9.01  Financial Statements and Other Exhibits

(d) Exhibits.

Exhibit 99.1	Press release dated January 6, 2020
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: January 6, 2020

/s/ KYLE B. LEVINE
Kyle B. Levine
Vice President, Legal and General Counsel